Filed Pursuant to Rule 497(d)


                 INVESCO UNIT TRUSTS, TAXABLE INCOME SERIES 628
              Investment Grade Corporate Trust, 5-8 Year Series 41


                          Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, ED&F Man Capital Markets, Inc. may purchase Units from the Underwriters or the Sponsor at the Public Offering price, less a concession not in excess of the Underwriter concession allowed to the Underwriters by the Sponsor as described in the "Public Offering - Sponsor and Underwriter Compensation" section of the prospectus, and may sell such Units of the Trust to other broker-dealers and other selling agents at the Public Offering price, less a concession not in excess of the Underwriter concession allowed to the Underwriters by the Sponsor as described in the "Public Offering - Sponsor and Underwriter Compensation" section of the prospectus.

Supplement Dated:  December 30, 2019